EXHIBIT 99.1
                                  ------------

            Computational Materials prepared by Goldman, Sachs & Co.
                in connection with GSAA Home Equity Trust 2005-5,
                    Asset-Backed Certificates, Series 2005-5

                                                       GSAA-05-05-MTM Investor

Goldman Sachs                        GSAA_05_05
                                       MARCH
==============================================================================



--------------------------------------
Stats
--------------------------------------
Count: 3328
Schedule Balance:$721,787,600.37
AverageSched Bal:$216,883.29
GrossWAC: 6.372
NetWAC: 5.997
OTERM: 360
RTERM: 356
ATERM: 356
AGE: 4
First CAP: 3.00
Periodic CAP: 1.00
MAXRATE: 12.37
MINRATE: 6.37
MTR: 24.38
MARGIN: 3.12
OLTV: 85.70
COLTV: 87.30
FICO: 685.345
--------------------------------------


--------------------------------------
Current Rate                   Percent
--------------------------------------
3.501 - 4.000                     0.02
4.001 - 4.500                     0.12
4.501 - 5.000                     1.34
5.001 - 5.500                     7.46
5.501 - 6.000                    22.62
6.001 - 6.500                    31.71
6.501 - 7.000                    24.36
7.001 - 7.500                     8.92
7.501 - 8.000                     2.63
8.001 - 8.500                     0.74
8.501 - 9.000                     0.07
--------------------------------------
Total:                          100.00
--------------------------------------


--------------------------------------
Scheduled Balance              Percent
--------------------------------------
0.01 - 50,000.00                  0.67
50,000.01 - 100,000.00            4.37
100,000.01 - 150,000.00          12.21
150,000.01 - 200,000.00          14.44
200,000.01 - 250,000.00          13.27
250,000.01 - 275,000.00           7.01
275,000.01 - 350,000.00          16.33
350,000.01 - 400,000.00           9.90
400,000.01 - 450,000.00           5.85
450,000.01 - 500,000.00           5.88
500,000.01 - 550,000.00           2.74
550,000.01 - 600,000.00           1.84
600,000.01 - 750,000.00           4.10
750,000.01 - 850,000.00           0.44
850,000.01 - 950,000.00           0.38
950,000.01 - 1,000,000.00         0.55
--------------------------------------
Total:                          100.00
--------------------------------------


--------------------------------------
Original Term                  Percent
--------------------------------------
360                             100.00
--------------------------------------
Total:                          100.00
--------------------------------------


--------------------------------------
RemTerm                        Percent
--------------------------------------
347.000                           0.03
348.000                           0.06
349.000                           0.05
350.000                           0.24
351.000                           0.26
352.000                           1.04
353.000                           4.41
354.000                           7.74
355.000                           4.39
356.000                          22.68
357.000                          33.18
358.000                          25.94
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Am WAM                         Percent
--------------------------------------
60.000 - 119.999                  0.03
120.000 - 179.999                 0.03
300.000 - 359.999                99.94
--------------------------------------
Total:                          100.00
--------------------------------------


--------------------------------------
Age                            Percent
--------------------------------------
2                                25.94
3                                33.18
4                                22.68
5                                 4.39
6                                 7.74
7                                 4.41
8                                 1.04
9                                 0.26
10                                0.24
11                                0.05
12                                0.06
13                                0.03
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
States                         Percent
--------------------------------------
FL                               13.51
CA                               20.64
IL                                4.87
AZ                                3.63
MN                                3.77
CO                                3.63
MA                                5.34
MI                                2.00
NJ                                4.08
NV                                3.76
Other                            34.77
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Original LTV                   Percent
--------------------------------------
0.001 - 50.000                    1.76
50.001 - 60.000                   1.90
60.001 - 70.000                   5.54
70.001 - 75.000                   3.88
75.001 - 80.000                  17.73
80.001 - 85.000                   3.78
85.001 - 90.000                  38.62
90.001 - 95.000                  26.76
95.001 - 100.000                  0.04
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Combined LTV                   Percent
--------------------------------------
0.001 - 50.000                    1.61
50.001 - 60.000                   1.74
60.001 - 70.000                   4.82
70.001 - 75.000                   3.45
75.001 - 80.000                  11.28
80.001 - 85.000                   4.14
85.001 - 90.000                  39.70
90.001 - 95.000                  27.54
95.001 - 100.000                  5.73
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
FICO                           Percent
--------------------------------------
540.000 - 559.999                 0.01
580.000 - 599.999                 0.10
600.000 - 619.999                 0.01
620.000 - 639.999                14.54
640.000 - 659.999                19.35
660.000 - 679.999                17.84
680.000 - 699.999                13.82
700.000 - 719.999                12.02
720.000 - 739.999                 8.46
740.000 - 759.999                 6.88
760.000 - 779.999                 3.96
780.000 - 799.999                 2.52
800.000 - 819.999                 0.50
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
PMI                            Percent
--------------------------------------
GEMICO                          12.09
OLTV <= 80 - NO MI              30.81
PMI MORTGAGE INSURANCE CO       16.81
RADIAN                           9.38
REPUBLIC MORTGAGE INSUANCE CO    0.98
TRIAD                           17.94
UGIC                            12.00
--------------------------------------
Total:                         100.00
--------------------------------------



--------------------------------------
Occupancy Code                 Percent
--------------------------------------
NON OWNER                       20.69
OWNER OCCUPIED                  74.56
SECOND HOME                      4.75
--------------------------------------
Total:                         100.00



--------------------------------------
Property Type                  Percent
--------------------------------------
2-4 FAMILY                        9.59
CONDO                            14.40
PUD                               0.05
SINGLE FAMILY DETACHED           75.96
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Purpose                        Percent
--------------------------------------
CASHOUT REFI                    29.69
PURCHASE                        66.20
RATE/TERM REFI                   4.11
--------------------------------------
Total:                         100.00
--------------------------------------



--------------------------------------
Documentation Type             Percent
--------------------------------------
NO DOC                           21.95
NO RATIO                         17.81
STATED WITH NON-VERIFIED
ASSETS DOC                       45.75
STATED WITH VERIFIED
ASSETS DOC                       14.50
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Interest Only                  Percent
--------------------------------------
N                               100.00
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Interest Only Term             Percent
--------------------------------------
0.000                           100.00
--------------------------------------
Total:                          100.00
--------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                               Mar 31, 2005 17:00                  Page 1 of 2

                                                       GSAA-05-05-MTM Investor

Goldman Sachs                        GSAA_05_05
                                       MARCH
==============================================================================




--------------------------------------
Silent                         Percent
--------------------------------------
N                                91.33
Y                                 8.67
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Prepay Flag                    Percent
--------------------------------------
N                                52.88
Y                                47.12
--------------------------------------
Total:                          100.00
--------------------------------------


--------------------------------------
Prepay Term                    Percent
--------------------------------------
0.000                            52.88
12.000                            0.05
24.000                           44.40
36.000                            2.67
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
DTI                            Percent
--------------------------------------
<= 0.000                        100.00
Total:                          100.00
--------------------------------------


--------------------------------------
Conforming                     Percent
--------------------------------------
CONFORMING                       72.25
NON CONFORMING                   27.75
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Arm Index                      Percent
--------------------------------------
6 MONTH LIBOR                   100.00
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Margins                        Percent
--------------------------------------
1.501 - 2.000                     0.19
2.001 - 2.500                    11.76
2.501 - 3.000                    31.98
3.001 - 3.500                    39.35
3.501 - 4.000                    15.50
4.001 - 4.500                     0.81
4.501 - 5.000                     0.03
5.001 - 5.500                     0.15
5.501 - 6.000                     0.15
6.001 - 6.500                     0.02
6.501 - 7.000                     0.05
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
First Adjustment Cap           Percent
--------------------------------------
3.000                           100.00
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Periodic Cap                   Percent
--------------------------------------
1.000                           100.00
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Max Rate                       Percent
--------------------------------------
9.501 - 10.000                    0.02
10.001 - 10.500                   0.12
10.501 - 11.000                   1.34
11.001 - 11.500                   7.46
11.501 - 12.000                  22.62
12.001 - 12.500                  31.71
12.501 - 13.000                  24.36
13.001 - 13.500                   8.92
13.501 - 14.000                   2.63
14.001 - 14.500                   0.74
14.501 - 15.000                   0.07
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Floor Rate                     Percent
--------------------------------------
3.501 - 4.000                     0.02
4.001 - 4.500                     0.12
4.501 - 5.000                     1.34
5.001 - 5.500                     7.46
5.501 - 6.000                    22.62
6.001 - 6.500                    31.71
6.501 - 7.000                    24.36
7.001 >=                         12.37
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Number of Units                Percent
--------------------------------------
1                                90.41
2                                 6.08
3                                 1.61
4                                 1.90
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Product Type                   Percent
--------------------------------------
2 YEAR ARM                       67.18
3 YEAR ARM                       32.82
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Employment Flag                Percent
--------------------------------------
N                                69.09
Y                                30.91
--------------------------------------
Total:                          100.00
--------------------------------------


--------------------------------------
Originator                     Percent
--------------------------------------
WELLS FARGO                     100.00
--------------------------------------
Total:                          100.00
--------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                               Mar 31, 2005 17:00                  Page 2 of 2

                                                   GSAA-05-05 - MTM Investor 1
Goldman Sachs                        GSAA_05_05
                                       MARCH
==============================================================================



--------------------------------------
Stats
--------------------------------------
Count: 3328
Schedule Balance:$721,787,600.37
AverageSched Bal:$216,883.29
GrossWAC: 6.372
NetWAC: 5.997
OTERM: 360
RTERM: 356
ATERM: 356
AGE: 4
First CAP: 3.00
Periodic CAP: 1.00
MAXRATE: 12.37
MINRATE: 6.37
MTR: 24.38
MARGIN: 3.12
OLTV: 85.70
COLTV: 87.30
FICO: 685.345
--------------------------------------


--------------------------------------
Current Rate                   Percent
--------------------------------------
3.501 - 4.000                     0.02
4.001 - 4.500                     0.12
4.501 - 5.000                     1.34
5.001 - 5.500                     7.46
5.501 - 6.000                    22.62
6.001 - 6.500                    31.71
6.501 - 7.000                    24.36
7.001 - 7.500                     8.92
7.501 - 8.000                     2.63
8.001 - 8.500                     0.74
8.501 - 9.000                     0.07
--------------------------------------
Total:                          100.00
--------------------------------------


--------------------------------------
Scheduled Balance              Percent
--------------------------------------
0.01 - 50,000.00                  0.67
50,000.01 - 100,000.00            4.37
100,000.01 - 150,000.00          12.21
150,000.01 - 200,000.00          14.44
200,000.01 - 250,000.00          13.27
250,000.01 - 275,000.00           7.01
275,000.01 - 350,000.00          16.33
350,000.01 - 400,000.00           9.90
400,000.01 - 450,000.00           5.85
450,000.01 - 500,000.00           5.88
500,000.01 - 550,000.00           2.74
550,000.01 - 600,000.00           1.84
600,000.01 - 750,000.00           4.10
750,000.01 - 850,000.00           0.44
850,000.01 - 950,000.00           0.38
950,000.01 - 1,000,000.00         0.55
--------------------------------------
Total:                          100.00
--------------------------------------


--------------------------------------
Original Term                  Percent
--------------------------------------
360                             100.00
--------------------------------------
Total:                          100.00
--------------------------------------


--------------------------------------
RemTerm                        Percent
--------------------------------------
347.000                           0.03
348.000                           0.06
349.000                           0.05
350.000                           0.24
351.000                           0.26
352.000                           1.04
353.000                           4.41
354.000                           7.74
355.000                           4.39
356.000                          22.68
357.000                          33.18
358.000                          25.94
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Am WAM                         Percent
--------------------------------------
60.000 - 119.999                  0.03
120.000 - 179.999                 0.03
300.000 - 359.999                99.94
--------------------------------------
Total:                          100.00
--------------------------------------


--------------------------------------
Age                            Percent
--------------------------------------
2                                25.94
3                                33.18
4                                22.68
5                                 4.39
6                                 7.74
7                                 4.41
8                                 1.04
9                                 0.26
10                                0.24
11                                0.05
12                                0.06
13                                0.03
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
States                         Percent
--------------------------------------
FL                               13.51
CA                               20.64
IL                                4.87
AZ                                3.63
MN                                3.77
CO                                3.63
MA                                5.34
MI                                2.00
NJ                                4.08
NV                                3.76
Other                            34.77
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Original LTV                   Percent
--------------------------------------
0.001 - 50.000                    1.76
50.001 - 60.000                   1.90
60.001 - 70.000                   5.54
70.001 - 75.000                   3.88
75.001 - 80.000                  17.73
80.001 - 85.000                   3.78
85.001 - 90.000                  38.62
90.001 - 95.000                  26.76
95.001 - 100.000                  0.04
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Combined LTV                   Percent
--------------------------------------
0.001 - 50.000                    1.61
50.001 - 60.000                   1.74
60.001 - 70.000                   4.82
70.001 - 75.000                   3.45
75.001 - 80.000                  11.28
80.001 - 85.000                   4.14
85.001 - 90.000                  39.70
90.001 - 95.000                  27.54
95.001 - 100.000                  5.73
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
FICO                           Percent
--------------------------------------
540.000 - 559.999                 0.01
580.000 - 599.999                 0.10
600.000 - 619.999                 0.01
620.000 - 639.999                14.54
640.000 - 659.999                19.35
660.000 - 679.999                17.84
680.000 - 699.999                13.82
700.000 - 719.999                12.02
720.000 - 739.999                 8.46
740.000 - 759.999                 6.88
760.000 - 779.999                 3.96
780.000 - 799.999                 2.52
800.000 - 819.999                 0.50
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
PMI                            Percent
--------------------------------------
GEMICO                          12.09
OLTV <= 80 - NO MI              30.81
PMI MORTGAGE INSURANCE CO       16.81
RADIAN                           9.38
REPUBLIC MORTGAGE INSUANCE CO    0.98
TRIAD                           17.94
UGIC                            12.00
--------------------------------------
Total:                         100.00
--------------------------------------



--------------------------------------
Occupancy Code                 Percent
--------------------------------------
NON OWNER                       20.69
OWNER OCCUPIED                  74.56
SECOND HOME                      4.75
--------------------------------------
Total:                         100.00



--------------------------------------
Property Type                  Percent
--------------------------------------
2-4 FAMILY                        9.59
CONDO                            14.40
PUD                               0.05
SINGLE FAMILY DETACHED           75.96
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Purpose                        Percent
--------------------------------------
CASHOUT REFI                    29.69
PURCHASE                        66.20
RATE/TERM REFI                   4.11
--------------------------------------
Total:                         100.00
--------------------------------------



--------------------------------------
Documentation Type             Percent
--------------------------------------
NO DOC                           21.95
NO RATIO                         17.81
STATED WITH NON-VERIFIED
ASSETS DOC                       45.75
STATED WITH VERIFIED
ASSETS DOC                       14.50
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Interest Only                  Percent
--------------------------------------
N                               100.00
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Interest Only Term             Percent
--------------------------------------
0.000                           100.00
--------------------------------------
Total:                          100.00
--------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                               Mar 31, 2005 17:00                  Page 1 of 2

                                                       GSAA-05-05-MTM Investor

Goldman Sachs                        GSAA_05_05
                                       MARCH
==============================================================================




--------------------------------------
Silent                         Percent
--------------------------------------
N                                91.33
Y                                 8.67
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Prepay Flag                    Percent
--------------------------------------
N                                52.88
Y                                47.12
--------------------------------------
Total:                          100.00
--------------------------------------


--------------------------------------
Prepay Term                    Percent
--------------------------------------
0.000                            52.88
12.000                            0.05
24.000                           44.40
36.000                            2.67
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
DTI                            Percent
--------------------------------------
<= 0.000                        100.00
Total:                          100.00
--------------------------------------


--------------------------------------
Conforming                     Percent
--------------------------------------
CONFORMING                       72.25
NON CONFORMING                   27.75
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Arm Index                      Percent
--------------------------------------
6 MONTH LIBOR                   100.00
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Margins                        Percent
--------------------------------------
1.501 - 2.000                     0.19
2.001 - 2.500                    11.76
2.501 - 3.000                    31.98
3.001 - 3.500                    39.35
3.501 - 4.000                    15.50
4.001 - 4.500                     0.81
4.501 - 5.000                     0.03
5.001 - 5.500                     0.15
5.501 - 6.000                     0.15
6.001 - 6.500                     0.02
6.501 - 7.000                     0.05
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
First Adjustment Cap           Percent
--------------------------------------
3.000                           100.00
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Periodic Cap                   Percent
--------------------------------------
1.000                           100.00
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Max Rate                       Percent
--------------------------------------
9.501 - 10.000                    0.02
10.001 - 10.500                   0.12
10.501 - 11.000                   1.34
11.001 - 11.500                   7.46
11.501 - 12.000                  22.62
12.001 - 12.500                  31.71
12.501 - 13.000                  24.36
13.001 - 13.500                   8.92
13.501 - 14.000                   2.63
14.001 - 14.500                   0.74
14.501 - 15.000                   0.07
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Floor Rate                     Percent
--------------------------------------
3.501 - 4.000                     0.02
4.001 - 4.500                     0.12
4.501 - 5.000                     1.34
5.001 - 5.500                     7.46
5.501 - 6.000                    22.62
6.001 - 6.500                    31.71
6.501 - 7.000                    24.36
7.001 >=                         12.37
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Number of Units                Percent
--------------------------------------
1                                90.41
2                                 6.08
3                                 1.61
4                                 1.90
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Product Type                   Percent
--------------------------------------
2 YEAR ARM                       67.18
3 YEAR ARM                       32.82
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Employment Flag                Percent
--------------------------------------
N                                69.09
Y                                30.91
--------------------------------------
Total:                          100.00
--------------------------------------


--------------------------------------
Originator                     Percent
--------------------------------------
WELLS FARGO                     100.00
--------------------------------------
Total:                          100.00
--------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                               Mar 31, 2005 17:00                  Page 2 of 2

                                                   GSAA-05-05 - MTM Investor 2

Goldman Sachs                        GSAA_05_05
                                       MARCH
==============================================================================



--------------------------------------
Stats
--------------------------------------
Count: 3328
Schedule Balance:$721,787,600.37
AverageSched Bal:$216,883.29
GrossWAC: 6.372
NetWAC: 5.997
OTERM: 360
RTERM: 356
ATERM: 356
AGE: 4
First CAP: 3.00
Periodic CAP: 1.00
MAXRATE: 12.37
MINRATE: 6.37
MTR: 24.38
MARGIN: 3.12
OLTV: 85.70
COLTV: 87.30
FICO: 685.345
--------------------------------------


--------------------------------------
Current Rate                   Percent
--------------------------------------
3.501 - 4.000                     0.02
4.001 - 4.500                     0.12
4.501 - 5.000                     1.34
5.001 - 5.500                     7.46
5.501 - 6.000                    22.62
6.001 - 6.500                    31.71
6.501 - 7.000                    24.36
7.001 - 7.500                     8.92
7.501 - 8.000                     2.63
8.001 - 8.500                     0.74
8.501 - 9.000                     0.07
--------------------------------------
Total:                          100.00
--------------------------------------


--------------------------------------
Scheduled Balance              Percent
--------------------------------------
0.01 - 50,000.00                  0.67
50,000.01 - 100,000.00            4.37
100,000.01 - 150,000.00          12.21
150,000.01 - 200,000.00          14.44
200,000.01 - 250,000.00          13.27
250,000.01 - 275,000.00           7.01
275,000.01 - 350,000.00          16.33
350,000.01 - 400,000.00           9.90
400,000.01 - 450,000.00           5.85
450,000.01 - 500,000.00           5.88
500,000.01 - 550,000.00           2.74
550,000.01 - 600,000.00           1.84
600,000.01 - 750,000.00           4.10
750,000.01 - 850,000.00           0.44
850,000.01 - 950,000.00           0.38
950,000.01 - 1,000,000.00         0.55
--------------------------------------
Total:                          100.00
--------------------------------------


--------------------------------------
Original Term                  Percent
--------------------------------------
360                             100.00
--------------------------------------
Total:                          100.00
--------------------------------------


--------------------------------------
RemTerm                        Percent
--------------------------------------
347.000                           0.03
348.000                           0.06
349.000                           0.05
350.000                           0.24
351.000                           0.26
352.000                           1.04
353.000                           4.41
354.000                           7.74
355.000                           4.39
356.000                          22.68
357.000                          33.18
358.000                          25.94
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Am WAM                         Percent
--------------------------------------
60.000 - 119.999                  0.03
120.000 - 179.999                 0.03
300.000 - 359.999                99.94
--------------------------------------
Total:                          100.00
--------------------------------------


--------------------------------------
Age                            Percent
--------------------------------------
2                                25.94
3                                33.18
4                                22.68
5                                 4.39
6                                 7.74
7                                 4.41
8                                 1.04
9                                 0.26
10                                0.24
11                                0.05
12                                0.06
13                                0.03
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
States                         Percent
--------------------------------------
FL                               13.51
CA                               20.64
IL                                4.87
AZ                                3.63
MN                                3.77
CO                                3.63
MA                                5.34
MI                                2.00
NJ                                4.08
NV                                3.76
Other                            34.77
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Original LTV                   Percent
--------------------------------------
0.001 - 50.000                    1.76
50.001 - 60.000                   1.90
60.001 - 70.000                   5.54
70.001 - 75.000                   3.88
75.001 - 80.000                  17.73
80.001 - 85.000                   3.78
85.001 - 90.000                  38.62
90.001 - 95.000                  26.76
95.001 - 100.000                  0.04
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Combined LTV                   Percent
--------------------------------------
0.001 - 50.000                    1.61
50.001 - 60.000                   1.74
60.001 - 70.000                   4.82
70.001 - 75.000                   3.45
75.001 - 80.000                  11.28
80.001 - 85.000                   4.14
85.001 - 90.000                  39.70
90.001 - 95.000                  27.54
95.001 - 100.000                  5.73
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
FICO                           Percent
--------------------------------------
540.000 - 559.999                 0.01
580.000 - 599.999                 0.10
600.000 - 619.999                 0.01
620.000 - 639.999                14.54
640.000 - 659.999                19.35
660.000 - 679.999                17.84
680.000 - 699.999                13.82
700.000 - 719.999                12.02
720.000 - 739.999                 8.46
740.000 - 759.999                 6.88
760.000 - 779.999                 3.96
780.000 - 799.999                 2.52
800.000 - 819.999                 0.50
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
PMI                            Percent
--------------------------------------
GEMICO                          12.09
OLTV <= 80 - NO MI              30.81
PMI MORTGAGE INSURANCE CO       16.81
RADIAN                           9.38
REPUBLIC MORTGAGE INSUANCE CO    0.98
TRIAD                           17.94
UGIC                            12.00
--------------------------------------
Total:                         100.00
--------------------------------------



--------------------------------------
Occupancy Code                 Percent
--------------------------------------
NON OWNER                       20.69
OWNER OCCUPIED                  74.56
SECOND HOME                      4.75
--------------------------------------
Total:                         100.00



--------------------------------------
Property Type                  Percent
--------------------------------------
2-4 FAMILY                        9.59
CONDO                            14.40
PUD                               0.05
SINGLE FAMILY DETACHED           75.96
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Purpose                        Percent
--------------------------------------
CASHOUT REFI                    29.69
PURCHASE                        66.20
RATE/TERM REFI                   4.11
--------------------------------------
Total:                         100.00
--------------------------------------



--------------------------------------
Documentation Type             Percent
--------------------------------------
NO DOC                           21.95
NO RATIO                         17.81
STATED WITH NON-VERIFIED
ASSETS DOC                       45.75
STATED WITH VERIFIED
ASSETS DOC                       14.50
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Interest Only                  Percent
--------------------------------------
N                               100.00
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Interest Only Term             Percent
--------------------------------------
0.000                           100.00
--------------------------------------
Total:                          100.00
--------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                               Mar 31, 2005 17:00                  Page 1 of 2

                                                       GSAA-05-05-MTM Investor

Goldman Sachs                        GSAA_05_05
                                       MARCH
==============================================================================




--------------------------------------
Silent                         Percent
--------------------------------------
N                                91.33
Y                                 8.67
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Prepay Flag                    Percent
--------------------------------------
N                                52.88
Y                                47.12
--------------------------------------
Total:                          100.00
--------------------------------------


--------------------------------------
Prepay Term                    Percent
--------------------------------------
0.000                            52.88
12.000                            0.05
24.000                           44.40
36.000                            2.67
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
DTI                            Percent
--------------------------------------
<= 0.000                        100.00
Total:                          100.00
--------------------------------------


--------------------------------------
Conforming                     Percent
--------------------------------------
CONFORMING                       72.25
NON CONFORMING                   27.75
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Arm Index                      Percent
--------------------------------------
6 MONTH LIBOR                   100.00
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Margins                        Percent
--------------------------------------
1.501 - 2.000                     0.19
2.001 - 2.500                    11.76
2.501 - 3.000                    31.98
3.001 - 3.500                    39.35
3.501 - 4.000                    15.50
4.001 - 4.500                     0.81
4.501 - 5.000                     0.03
5.001 - 5.500                     0.15
5.501 - 6.000                     0.15
6.001 - 6.500                     0.02
6.501 - 7.000                     0.05
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
First Adjustment Cap           Percent
--------------------------------------
3.000                           100.00
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Periodic Cap                   Percent
--------------------------------------
1.000                           100.00
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Max Rate                       Percent
--------------------------------------
9.501 - 10.000                    0.02
10.001 - 10.500                   0.12
10.501 - 11.000                   1.34
11.001 - 11.500                   7.46
11.501 - 12.000                  22.62
12.001 - 12.500                  31.71
12.501 - 13.000                  24.36
13.001 - 13.500                   8.92
13.501 - 14.000                   2.63
14.001 - 14.500                   0.74
14.501 - 15.000                   0.07
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Floor Rate                     Percent
--------------------------------------
3.501 - 4.000                     0.02
4.001 - 4.500                     0.12
4.501 - 5.000                     1.34
5.001 - 5.500                     7.46
5.501 - 6.000                    22.62
6.001 - 6.500                    31.71
6.501 - 7.000                    24.36
7.001 >=                         12.37
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Number of Units                Percent
--------------------------------------
1                                90.41
2                                 6.08
3                                 1.61
4                                 1.90
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Product Type                   Percent
--------------------------------------
2 YEAR ARM                       67.18
3 YEAR ARM                       32.82
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Employment Flag                Percent
--------------------------------------
N                                69.09
Y                                30.91
--------------------------------------
Total:                          100.00
--------------------------------------


--------------------------------------
Originator                     Percent
--------------------------------------
WELLS FARGO                     100.00
--------------------------------------
Total:                          100.00
--------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                               Mar 31, 2005 17:00                  Page 2 of 2

Addition to below: C.E. to AAA will be dependent upon whether a swap or cap contract is used. If a swap is used, it will likely be closer to 9%.

----------------------------------
-  Silent 2nds: 8.7%
-  Expected C.E. to AAA: approx 11%
- A derivative contract (cap or swap) will be used to offset fixed/floating basis risk.

MI info:                            MI Coverage         Effective LTV
        80.01 < LTV < 85                22%               63 - 66 (WAVG 65.4)
        85.01 < LTV < 100               30%               60 - 68 (WAVG 64.3)

FICO vs LTV (WAVG FICO = 685)
        10.01 - 20              718
        20.01 - 30              707
        30.01 - 40              688
        40.01 - 50              721
        50.01 - 60              693
        60.01 - 70              680
        70.01 - 80              700
        80.01 - 90              683
        90.01 - 100             676

FICO vs Occupancy (WAVG FICO = 685)
        Owner Occ               681
        Investor                698
        2nd Home                690

LTV vs Occupancy (WAVG LTV = 85.7)
        Owner Occ               86.3
        Investor                84.6
        2nd Home                80.1